UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 22, 2017 (October 6, 2017)

AMERICAN POWER GROUP CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

2503 East Poplar Street

Algona, Iowa 50511

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

During the period of October 6, 2017 and November 10, 2017, American Power Group, Inc. entered into unsecured promissory notes aggregating $56,691.91 with Arrow, LLC, an entity associated with one of our Board of Directors and notes aggregating $56,691.91 with Associate Private Equity, LLC, an entity associated with another member of our Board of Directors. The notes bear simple interest at the rate of 10% per annum and will become due and payable on December 31, 2017 and may be prepaid at any time.

The foregoing description of the note does not purport to be complete and is qualified in its entirety by reference to the complete text of each such document, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

On October 27, 2017, the holders of American Power Group Corporation’s Subordinated Contingent Convertible Promissory Notes in the aggregate principal amount of $3,000,000 (the “Notes”) agreed to extend the maturity of the Notes from October 27, 2017 until December 31, 2017.

On November 21, 2017, American Power Group, Inc. (“APG”), a wholly owned subsidiary of American Power Group Corporation, and Iowa State Bank (the “Bank”), entered into a Change of Terms Agreement, pursuant to which the maturity of APG’s $500,000 Revolving Line of Credit was extended from November 18, 2017 to December 18, 2017.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures set forth in Item 1.01 above, which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 20, 2017, Charles McDermott resigned from the Board of Directors of the American Power Group Corporation (the “Company”). Mr. McDermott’s resignation is not due to any disagreement known to the Company’s executive officers with respect to any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to Promissory Notes, dated as of October 26, 2017, among American Power Group Corporation and the holders of such Notes
10.2	Change in Terms Agreement, dated as of November 21, 2017, among American Power Group, Inc. and Iowa State Bank
10.3	Unsecured Promissory Note in the amount of $15,329.67, dated as of October 6, 2017, among American Power Group, Inc. and Arrow, LLC
10.4	Unsecured Promissory Note in the amount of $15,329.67, dated as of October 6, 2017, among American Power Group, Inc. and Associated Private Equity
10.5	Unsecured Promissory Note in the amount of $41,352.24, dated as of November 9, 2017, among American Power Group, Inc. and Arrow, LLC
10.6	Unsecured Promissory Note in the amount of $41,352.24, dated as of November 10, 2017, among American Power Group, Inc. and Associated Private Equity

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

	By:	/s/ Charles E. Coppa
Charles E. Coppa
Chief Executive Officer

Date: November 22, 2017

IOWA STATE BANK
Helping People Succeed!

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$500,000.00	09-14-2016	10-14-2017	74341	1	114827-01	***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: American Power Group, Inc.
2503 East Poplar
Algona, IA 50511

Lender: Iowa State Bank
Main Office
5 East Call Street
Algona, IA 50511

Principal Amount: $500,000.00

Date of Agreement: October 18, 2017

DESCRIPTION OF EXISTING INDEBTEDNESS. Revolving Line of Credit note dated 09-14-2016 with a maximum credit amount of $500,000.00 and a current balance of $500,000.00.

DESCRIPTION OF COLLATERAL. Security Agreement (s) dated 09-14-2016, Business Loan Agreement dated 09-14-2016 and Guaranty from Matthew Van Steenwyk dated 09-14-2016 and Neil K. Braverman dated 09-14-2016.

DESCRIPTION OF CHANGE IN TERMS. Lender hereby extends maturity date from 10-14-2017 to 11-18-2017

Payment due on 11-18-2017 will be for all outstanding principal plus all accrued unpaid interest.

Interest paid in the amount of $2,237.96 as of 10-18-2017.

All other terms remain the same.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS CHANGE IN TERMS AGREEMENT AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

BORROWER:

AMERICAN POWER GROUP, INC.

By: [signature]
Charles E. Coppa, Chief Financial Officer of American Power Group, Inc.

LENDER:

IOWA STATE BANK

X [signature]
Levi J Trauger, Loan Officer

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